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                            PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of August, 2005 by and among WELLS FARGO VARIABLE TRUST, a statutory trust formed under the laws of Delaware (the "Trust"), WELLS FARGO FUNDS DISTRIBUTOR, LLC, a Delaware limited liability company (the "Distributor"), FORTIS BENEFITS INSURANCE COMPANY (acting on behalf of itself and variable (separate) account D)("FBIC"), FIRST FORTIS LIFE INSURANCE COMPANY (acting on behalf of itself and separate account A)("FFLIC", together with FBIC shall be collectively referred to as the "Company"), HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, a Connecticut life insurance company ("HLAIC"), and HARTFORD LIFE INSURANCE COMPANY, a Connecticut life insurance company ("HLIC") (HLAIC and HLIC are referred to together as "Hartford"), and Woodbury Financial Services, Inc. (the "Insurance Underwriter"), a broker-dealer affiliated with the Company.

                                  WITNESSETH:

WHEREAS, the Trust engages in business as open-end, diversified management investment company offering shares of beneficial interest (the "Trust shares") consisting of one or more separate series ("Series") of shares, each such Series representing an interest in a particular investment portfolio of securities and other assets (a "Fund"), and which Series may be subdivided into various classes ("Classes") with each such Class supporting a distinct charge and expense arrangement; and

WHEREAS, the Trust was established for the purpose of serving as an investment vehicle for insurance company separate accounts supporting variable annuity contracts and variable life insurance policies offered by insurance companies and may also be utilized by qualified retirement plans; and

WHEREAS, an order of the Securities and Exchange Commission dated September 28, 1998, (File No. 812-11158) grants certain separate accounts supporting variable life insurance policies, their life insurance company depositors, and their principal underwriters, exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, and from Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary for such separate accounts to purchase and hold Trust shares at the same time that such shares are sold to or held by separate accounts of affiliated and unaffiliated insurance companies supporting either variable annuity contracts or variable life insurance policies, or both, or by qualified pension and retirement plans (the "SEC Order"); and

WHEREAS, the Distributor, a broker-dealer under the Securities Act of 1934, as amended (the "1934 Act"), and a member in good standing of the National Association of Securities Dealers, has the exclusive right to distribute Trust shares to qualifying investors; and

WHEREAS, FFLIC, FBIC, Fortis Investors, Inc. ("Fortis Investors"), Strong
Variable

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Insurance Funds, Inc. (the "Strong Fund"), Strong Capital Management, Inc.
("Strong Adviser") and Strong Funds Distributors, Inc. ("Strong Distributor") previously entered into a participation agreements that are being superseded and replaced by this Agreement; and

WHEREAS, prior to April 8, 2005, shares of the Investor Class of the Strong Mid Cap Growth Fund II, a series of the Strong Fund (the "Strong Mid Cap Fund") were offered and sold for the funding of, among other things, Fortis variable annuities; and

WHEREAS, on or about December 10, 2004, shareholders of the Strong Mid Cap Fund approved an Agreement and Plan of Reorganization ("Plan of Reorganization") whereby substantially all of the assets and liabilities of the Strong Mid Cap Fund would be transferred on or about April 8, 2005 into the WFVT Discovery Fund (the "Wells Fargo Discovery Fund"), a series of the Wells Fargo Variable Trust, in exchange for shares of the Wells Fargo Discovery Fund; and

WHEREAS, the Company desires that effective as of this Agreement that the Trust serve as an investment vehicle for the Accounts and the Distributor sell shares of certain Series and/or Class(es) to such Accounts; and

WHEREAS, on April 1, 2001, FBIC and HLAIC entered into an Administrative Services Agreement and FFLIC and HLIC entered into an Administrative Services Agreement (together, the "Administrative Services Agreements"), pursuant to which Hartford performs all administrative services on behalf of the Company with respect to the Contracts and the Accounts, and

WHEREAS, the Insurance Underwriter serves as the principal underwriter of one or more classes of variable annuity contracts and/or variable life insurance policies issued by the Company and is party to this Agreement for the sole purpose of receiving payments from the Distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of their mutual promises, the Trust, Distributor and the Company agree as follows:

                                   ARTICLE I
                             ADDITIONAL DEFINITIONS

1.1. "Accounts" -- the separate accounts of the Company described more specifically in Schedules 1, 2 and 3 to this Agreement.

1.2. "Business Day" -- each day that the Trust is open for business as provided in the Trust's Prospectus.

1.3. "Code" -- the Internal Revenue Code of 1986, as amended, and any successor thereto.

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1.4.  "Contracts" -- the class or classes of variable annuity contracts and/or variable life insurance policies issued by the Company and described more specifically on Schedules 1, 2, or 3 to this Agreement.

1.5. "Contract Owners" -- the owners of the Contracts, as distinguished from all Product Owners.

1.6. "Participating Account" -- a separate account investing all or a portion of its assets in Trust shares, including the Accounts.

1.7. "Participating Insurance Company" -- any insurance company with a Participating Account, including the Company.

1.8. "Participating Plan" -- any qualified retirement plan investing directly in the Trust.

1.9. "Participating Investor" -- any Participating Account, Participating Insurance Company or Participating Plan, including the Accounts and the Company.

1.10. "Products" -- variable annuity contracts and variable life insurance policies supported by Participating Accounts, including the Contracts.

1.11.  "Product Owners" -- owners of Products, including Contract Owners.

1.12.  "Trust Board" -- the board of trustees of the Trust.

1.13. "Registration Statement" -- with respect to the Trust shares or a class of Schedule l Contracts, the registration statement filed with the SEC to register such securities under the 1933 Act, or the most recently filed amendment thereto, in either case in the form in which it was declared or became effective. The Contracts' Registration Statement for each class of Contracts is described more specifically on Schedule 1 to this Agreement. The Trust's Registration Statement is filed on Form N-1A (File No. 333-74283).

1.14.  "1940 Act Registration Statement" -- with respect to the Trust or the
Schedule 1 Accounts, the registration statement filed with the SEC to register such person as an investment company under the 1940 Act, or the most recently filed amendment thereto. The Schedule 1 Accounts' 1940 Act Registration Statements are described more specifically on Schedule 1 to this Agreement. The Trust's 1940 Act Registration Statement is filed on Form N-1a (File No. 811-09255).

1.15. "Prospectus" -- with respect to shares of a Series (or Class) of Trust shares or a class of Schedule 1 Contracts, each version of the definitive prospectus or supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act. Unless indicated to the contrary, the term "Prospectus" in this Agreement shall include any private placement memorandum or other similar disclosure document used in connection with the offer or sale of Schedule 2 or
Schedule 3 Contracts. With respect to any provision of this Agreement requiring a party to take

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action in accordance with a Prospectus, such reference thereto shall be deemed to be to the version for the applicable Series, Class or class of Schedule 1 Contracts last so filed prior to the taking of such action. For purposes of
Article IX, the term "Prospectus" shall include any statement of additional information incorporated therein.

1.16. "Schedule 1 Accounts" -- Accounts registered under the 1940 Act as a unit investment trust and listed on Schedule 1.

1.17. "Schedule 2 Accounts" -- Accounts excluded from the definition of an investment company as provided for by Section 3(c)(11) of the 1940 Act and listed on Schedule 2.

1.18. "Schedule 3 Accounts" -- Accounts excluded from the definition of an investment company as provided for by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act and listed on Schedule 3.

1.19. "Schedule 1 Contracts" -- Contracts through which interests in Schedule 1 Accounts are offered and issued, which interests are registered as securities under the 1933 Act.

1.20. "Schedule 2 Contracts" -- Contracts through which interests in Schedule 2 Accounts are offered and issued to trustees of qualified pension and profit-sharing plans and certain government plans identified in Section 3(a)(2) of the 1933 Act.

1.21. "Schedule 3 Contracts" -- Contracts through which interests in Schedule 3 Accounts are offered and issued to "accredited investors", as that term is defined in Regulation D under the 1933 Act, or other investors permitted by Regulation D.

1.22. "Statement of Additional Information" -- with respect to the shares of the Trust or a class of Schedule 1 Contracts, each version of the definitive statement of additional information or supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act. With respect to any provision of this Agreement requiring a party to take action in accordance with a Statement of Additional Information, such reference thereto shall be deemed to be the last version so filed prior to the taking of such action.

1.23.  "SEC" -- the Securities and Exchange Commission.

1.24.  "NASD" -- the National Association of Securities Dealers, Inc.

1.25.  "1933 Act" -- the Securities Exchange Act of 1933, as amended.

1.26.  "1940 Act" -- the Investment Company Act of 1940, as amended.

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                                   ARTICLE II
                              SALE OF TRUST SHARES

2.1.  AVAILABILITY OF SHARES

       (a) The Trust has granted to the Distributor exclusive authority to distribute the Trust shares and to select which Series or Classes of Trust shares shall be made available to Participating Investors. Pursuant to such authority, and subject to Article X hereof, the Distributor shall make available to the Company for purchase on behalf of the Account, shares of the Series and Classes listed on
            Schedule 4 to this Agreement, such purchases to be effected at net asset value in accordance with Section 2.3 of this Agreement. Such Series and Classes shall be made available to the Company in accordance with the terms and provisions of this Agreement until this Agreement is terminated pursuant to Article X or the Distributor suspends or terminates the offering of shares of such Series or Classes in the circumstances described in Article X.

       (b) Notwithstanding clause (a) of this Section 2.1, Series or Classes of Trust shares in existence now, or that may be established in the future, will be made available to the Company only as the Distributor may so provide, subject to the Distributor's rights set forth in
           Article X to suspend or terminate the offering of shares of any Series or Class or to terminate this Agreement.

       (c) The parties acknowledge and agree that: (i) the Trust may revoke the Distributor's authority pursuant to the terms and conditions of its distribution agreement with the Distributor, and (ii) the Trust reserves the right in its sole discretion to refuse to accept a request for the purchase of Trust shares.

2.2. REDEMPTIONS. The Trust shall redeem, at the Company's request, any full or fractional Trust shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with Section 2.3 of this Agreement. Notwithstanding the foregoing: (a) the Company shall not redeem Trust shares attributable to Contract Owners except in the circumstances permitted in Article X of this Agreement or in the ordinary course of business, and (b) the Trust may delay redemption of Trust shares of any Series or Class to the extent permitted by the 1940 Act, any rules, regulations or orders thereunder, or the Prospectus for such Series or Class.

2.3.  PURCHASE AND REDEMPTION PROCEDURES

       (a) The Trust hereby appoints the Company as its agent for the limited purpose of receiving purchase and redemption requests on behalf of the Accounts for shares of those Series or Classes made available hereunder, based on transactions in units issued by an Account (or sub-account of an Account) under the Contracts, other transactions relating to the Contracts or the Accounts and customary processing of such transactions. Receipt of requests for transactions in Account (or sub-account) units, or other transactions relating to the Contracts or the Accounts, on any Business Day by the Company as such limited agent of the Trust prior to the Trust's close of business as defined from time to time in the applicable Prospectus for such Series or Class (which as of the date of execution of this Agreement is the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York Time)) shall constitute receipt by the Trust on that same Business Day, provided that the Trust receives actual and sufficient notice of such request by 9:00 a.m. New York Time on the next following

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          Business Day (the "Notice Day"). Such notice may be communicated by facsimile to the office or person designated for such notice by the Trust.

       (b) The procedures set forth herein are subject to any additional terms set forth in the applicable Prospectus for the Series or Class or by requirements of applicable law.

       (c) The Company shall pay for shares of each Series or Class on the Notice Day. Payment for Series or Class shares shall be made in federal funds transmitted to the Trust by wire to be received by the Trust by 2:00 p.m. New York Time on the Notice Day (unless the Trust determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Series or Classes effected pursuant to redemption requests tendered by the Company on behalf of the Account). In no event may proceeds from the redemption of shares requested pursuant to an order received by the Company after the Trust's close of business on any Business Day be applied to the payment for shares for which a purchase order was received prior to the Trust's close of business on such day. If the issuance of shares is canceled because federal funds are not timely received, the Company shall indemnify the respective Fund and Distributor with respect to all costs, expenses and losses relating thereto. Upon the Trust's receipt of federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust. If federal funds are not received on time, such funds will be invested, and Series or Class shares purchased thereby will be issued, as soon as practicable after actual receipt of such funds but in any event not on the same day that the purchase order was received.

       (d) Payment for Series or Class shares redeemed by the Accounts or the Company shall be made in federal funds transmitted by wire to the Company (or any person designated in writing by the Company), such funds normally to be transmitted by 3:00 p.m. New York Time on the Notice Day of the redemption order for Series or Class shares (unless redemption proceeds are to be applied to the purchase of Trust shares of other Series or Classes in accordance with Section 2.3(b) of this Agreement), except that the Trust reserves the right to redeem Series or Class shares in assets other than cash and to delay payment of redemption proceeds to the extent permitted by the 1940 Act, any rules or regulations or orders thereunder, or the applicable Prospectus. The Trust shall not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds by the Company.

       (e) Prior to the first purchase of any Trust shares hereunder, the Company and the Trust shall provide each other with all information necessary to effect wire transmissions of federal funds to the other party and all other designated persons pursuant to such protocols and security procedures as the parties may agree upon. Should such information change thereafter, the Trust and the Company, as applicable, shall notify the other in writing of such changes, observing the same protocols and security procedures, at least three Business Days in advance of when such change is to take effect. The Company and the Trust shall observe customary procedures to protect the confidentiality and security of such information.

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    (f)  The procedures set forth herein are subject to any additional terms set forth in the applicable Prospectus for the Series or Class or by the requirements of applicable law.

2.4. NET ASSET VALUE. The Trust shall inform the Company of the net asset value per share for each Series or Class available to the Company as soon as reasonably practicable after the net asset value per share for such Series or Class is calculated and shall use its best efforts to provide this information to the Company by 6:30 p.m. New York Time each Business Day. The Trust shall calculate such net asset value in accordance with the Prospectus for such Series or Class in accordance with governing law.

2.5. DIVIDENDS AND DISTRIBUTIONS. The Trust shall furnish notice to the Company as soon as reasonably practicable in advance of any income dividends or capital gain distributions payable on any Series or Class shares. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Series or Class shares in the form of additional shares of that Series or Class. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. To be effective, such revocation must be made in writing and received by the Trust at least ten Business Days prior to a dividend or distribution date. The Trust shall notify the Company promptly of the number of Series or Class shares so issued as payment of such dividends and distributions.

2.6. BOOK ENTRY. Issuance and transfer of Trust shares shall be by book entry only. Share certificates will not be issued to the Company or the Accounts. Purchase and redemption orders for Trust shares shall be recorded in an appropriate ledger for each Account (or sub-account).

2.7 PRICING ERRORS. Any material errors in the calculation of net asset value, dividends or capital gain information shall be reported immediately upon discovery to the Company. The Trust or its agent will promptly correct any such errors and promptly recalculate transactions made under this Agreement using the correct net asset value, dividends or capital gains consistent with the Trust's then current net asset value error correction policy (including the policy's definition of the term "material"). To the extent that recalculation of one or more transactions does not make the Company's account with a Fund "whole," the Distributor shall make such account "whole." The Distributor shall not be responsible for payment of any costs of reprocessing transactions in units issued by an Account (or a sub-account of an Account) under the Contracts arising out of an error in the calculation of a Fund's net asset value, dividends or capital gains distributions if such error is discovered and corrected within five business days. Neither the Trust, any Fund, the Distributor, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by or on behalf of the Company or any other Participating Investor to the Trust or the Distributor.

2.8. LIMITS ON PURCHASERS. The Distributor and the Trust each hereby represent and warrant that Trust shares have and shall hereafter be sold only to life insurance companies and

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their separate accounts and to persons or plans ("Qualified Persons") that qualify to purchase shares of the Trust under Section 817(h) of the Code and the regulations thereunder without impairing the ability of the Accounts to consider the portfolio investments of the Trust as constituting investments of the Accounts for the purpose of satisfying the diversification requirements of
Section 817(h). The Company hereby represents and warrants that it and each Account are Qualified Persons. The Distributor and the Trust shall not sell Trust shares to any insurance company or separate account unless an agreement is in effect between the Distributor, the Trust and the insurance company containing provisions substantially the same as those in Article VIII of this Agreement. The Distributor and the Trust shall not sell more than 10% of any Series of Trust shares to any Participating Plan unless an agreement is in effect between the Distributor, the Trust and the trustee (or other fiduciary) of the Plan containing provisions substantially the same as those in Article VIII of this Agreement. The Distributor and the Trust shall not sell Trust shares to any Participating Plan unless a written acknowledgment of the foregoing condition is received from the trustee (or other fiduciary) of the Plan.

2.9 ABUSIVE TRANSFERS. The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds in response to short-term stock market fluctuations. The Trust and Company agree to cooperate with one another to deter and detect transfer activity in the Funds where such activity occurs through the Contracts and has been identified by either Company or the Trust as abusive or following a "market timing" pattern ("Abusive Transfers").

       A. 1. During the period from the effective date of this Agreement through the final compliance date of Rule 22c-2 under the 1940 Act, SEC Rel. No. IC-26782 (Mar. 11, 2005), as such Rule may be amended from time to time ("Rule 22c-2")(currently, October 15, 2006, and which date shall be referred to as the "Effective Date"), Company agrees that it will use its best efforts to provide, promptly upon request by the Trust, the Taxpayer Identification Number or other identifying information contained in Company's records, of all Contract Owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges. The parties acknowledge that during this period, Company may be unable to provide such information for each Contract Owner due to restrictions set forth in one or more Contracts, Company privacy policies prevailing as of the date hereof and/or limitations on Company's operational capabilities. In using its best efforts to meet its obligations under this Section, Company agrees to provide the same efforts and resources it expends to track and/or collate "shareholder information" (as such term is currently defined in Rule 22c-2) as it currently expends to track such data for other investment options under the Contracts, including, without limitation, Company's proprietary investment options.

          2. Effective as of the Effective Date, Company agrees to provide, promptly upon request by the Trust, the Taxpayer Identification Number or other identifying information contained in Company's records, of all Contract Owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges.

       B. The Trust agrees to notify Company of transfer activity that the Trust deems to be Abusive Transfer activity.

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        1.   During the period from the effective date of this Agreement through the Effective Date, after receiving such notice from the Trust, Company agrees that it will use its best efforts to execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract Owner who has been identified by the Trust as having engaged in transactions of such shares held directly or indirectly by Company that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers. The Trust and the Distributor acknowledge that during this period, Company may be prohibited or restrained from executing such instructions due to restrictions contained in one or more Contracts or pursuant to applicable state insurance laws and regulations. In using its best efforts to meet its obligations under this Section, Company shall enforce such instructions to the same degree that it enforces its own restrictions on Abusive Transfers.

        2. Effective no later than the Effective Date, after receiving such notice from the Trust, Company agrees that it will execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract Owner who has been identified by the Trust as having engaged in transactions of such shares held directly or indirectly by Company that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers.

        3. Notwithstanding anything possibly to the contrary set forth in this Section, until the Effective Date, Company shall not be obligated to honor any instructions from the Trust which (x) implement, or has the effect of implementing, a restriction on trading, market timing policies, or any other trading policy or procedure that is more restrictive, as determined by Company in its reasonable discretion, than Company's Abusive Trading Restrictions (which, for the purposes hereof, shall refer to the restrictions on trading, market timing policies, or any other trading policy or procedure pertaining to "abusive transfers" described in the registration statements for the variable annuities offered by the Company), (y) is illegal, or (z) exposes Company to regulatory investigation or enforcement action pursuant to applicable Contract restrictions or governing law, or otherwise causes or results in Company having to bring or defend against a civil action involving a Contract Owner with respect to the enforcement of any Abusive Transfer restrictions or instructions relating to the same.

       C. Effective on or after the Effective Date, the Trust may offer Series and/or share classes that impose redemption fees in certain circumstances ("Redemption Fee Funds") and, with respect to such Redemption Fee Funds offered through the Separate Accounts, Company agrees to maintain required records and otherwise comply with Rule 22c-2 or any applicable regulation issued by the Securities and Exchange Commission or other agency relating to the assessment and collection of redemption fees by such Redemption Fee Funds.

       D. The Trust and the Distributor represent that they will make a good faith effort to furnish information to Company about the Trust not otherwise available to Company which is required by state insurance law to enable Company to obtain the authority needed to issue the Contracts in any applicable state.

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                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

3.1. COMPANY. The Company represents and warrants that: (a) it is an insurance company duly organized and in good standing under applicable law; (b) it has legally and validly established each Account as a segregated asset account under applicable state law to serve as segregated investment accounts for the Contracts; (c) each Schedule 1 Account is duly registered as a unit investment trust under the 1940 Act and each such Account's 1940 Act Registration Statement has been filed with the SEC in accordance with the 1940 Act; (d) the Schedule 2 Accounts and Schedule 3 Accounts each qualify for the exclusions on which they rely for not registering as investment companies under the 1940 Act; (e) it has registered, or will register, all Schedule 1 Contracts offered and sold pursuant to this Agreement under the 1933 Act and has an effective Registration Statement for that purpose; (f) it will offer the Contracts in compliance in all material respects with all applicable federal and state laws and regulations, including, but not limited to, state insurance law and federal securities law requirements;
(g) the Contracts have been filed, qualified and/or approved for sale, as applicable, under the insurance laws and regulations of the states in which the Contracts will be offered; (h) sales of the Schedule 2 Contracts and Schedule 3 Contracts properly qualify for exemptions on which the Company relies in not registering such Contracts, or interests in the Account through which each is issued, under the 1933 Act; (i) its activities and those of its employees in promoting the sale and distribution of the Contracts and effecting Contract Owner transactions in Account units have not caused, and will not cause, the Company to be deemed a broker-dealer under the 1934 Act, (j) orders it places for the purchase and redemption of Trust shares pursuant to Section 2.3 of this Agreement are the net result of transactions in units issued by an Account, instructions for which are received by the Company prior to the Trust's close of business as defined from time to time in the applicable Prospectus for such Series or Class (which as of the date of execution of this Agreement is the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York Time)), (k) as long as this Agreement remains in effect, it shall remain in continuous compliance with Sections 6.3 - 6.5 of this Agreement and (l) it will notify the Distributor and the Trust promptly if for any reason it is unable to perform its obligations under this Agreement.

3.2. TRUST. The Trust represents and warrants that: (a) it is a statutory trust duly organized and validly existing under the Delaware law; (b) it is duly registered under the 1940 Act as an open-end management investment company, has filed a 1940 Act Registration Statement with the SEC in accordance with the provisions of the 1940 Act and complies in all material respects with the 1940 Act; (c) Trust shares issued pursuant to this Agreement have been, or will be, duly authorized and validly issued in accordance with applicable law; (d) it will offer and sell Trust shares pursuant to this Agreement in compliance in all material respects with all applicable federal and state laws and regulations, including, without limitation, the SEC Order; (e) it has registered, or will register, all Trust shares offered and sold pursuant to this Agreement under the 1933 Act and has an effective Registration Statement for that purpose; (f) as long as this Agreement remains in effect, it shall remain in continuous compliance with Sections 6.1 and 6.2 of this Agreement; (g) the Trust shall amend its registration statement under the 1933 Act and the 1940 Act, from time to time, as required to effect the continuous offering of the Trust's shares;
(i) the Trust is currently qualified as a "regulated investment company" under

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Subchapter M of the Code and complies with Section 817(h) of the Code and regulations there under and will maintain such qualification and notify the Company immediately in writing upon having a reasonable basis for believing that the Trust has ceased to quality or that the Trust might not qualify in the future; and, (j) the Trust's Board, a majority of whom are not interested persons of the Trust, has formulated and approved a plan under Rule 12b-1 ("Rule 12b-1 Plan") to finance distribution expenses.

3.3. DISTRIBUTOR. The Distributor represents and warrants that: (a) it is a limited liability company duly organized and in good standing under Delaware law; (b) it is registered as a broker-dealer under federal and applicable state securities laws and is a member in good standing of the NASD; and (c) Wells Fargo Funds Management. LLC ("Wells Fargo") the Trust's investment adviser, is exempt from registration as an investment adviser under all applicable federal and state securities laws and that Wells Fargo will perform its obligations to the Trust in accordance with any applicable state and federal securities laws.

3.4. LEGAL AUTHORITY. Each party represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate, or trust action, as applicable, by such party, and, when so executed and delivered, this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to equitable principles available under applicable law.

3.5. BONDING REQUIREMENT. Each party represents and warrants that all of its directors, trustees, officers, members and employees dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the amount required by the applicable rules of the NASD and the federal securities laws. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. All parties shall make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, shall provide evidence thereof promptly to any other party upon written request therefor, and shall notify the other parties promptly in the event that such coverage no longer applies.

                                   ARTICLE IV
                            REGULATORY REQUIREMENTS

4.1. TRUST FILINGS. The Trust shall amend the Trust's Registration Statement from time to time and maintain its effectiveness as required in order to effect the continuous offering of Trust shares in compliance with applicable law. Notwithstanding the foregoing, the Trust shall register and qualify Trust shares for sale in accordance with the laws of various states if, and to the extent, deemed advisable by the Trust or the Distributor. The Trust shall amend the Trust's 1940 Act Registration Statement as required by the 1940 Act to maintain the Trust's registration under the 1940 Act for as long as Trust shares are outstanding. The Trust shall comply in all material respects with the 1940 Act.

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4.2.  ACCOUNT FILINGS. The Company shall amend the Registration Statement for each Schedule 1 Contract from time to time and maintain its effectiveness as required in order to effect the continuous offering of such Contracts in compliance with applicable law for as long as purchase payments are made under such Contracts. Notwithstanding the foregoing, the Company: (a) may permit the effectiveness of a Schedule 1 Contract's Registration Statement to expire if the Company has supplied the Trust with an SEC no-action letter or opinion or counsel satisfactory to the Trust's counsel to the effect that maintaining such Registration Statement on a current basis is no longer required, and (b) shall register and qualify the Contracts for sale in accordance with the securities laws of the various states only if, and to the extent, it considers such registration and qualification necessary. The Company shall amend each Schedule 1 Account's 1940 Act Registration Statement as required by the 1940 Act to maintain the Account's registration under the 1940 Act for as long as the
Schedule 1 Contracts issued through that Account are in force. With regard to each Schedule 1 Account, the Company shall comply in all material respects with the 1940 Act.

The Company shall be responsible for filing all Contract forms, applications, marketing materials and other documents relating to the Contracts and/or the Account with state insurance commissions, as required or customary, and shall use its best efforts: (a) to obtain any and all approvals thereof, under applicable state insurance law, of each state of other jurisdiction in which Contracts are or may be offered for sale; and (b) to keep such approvals in effect for so long as the Contracts are outstanding or such period of time required by applicable law.

4.3  DELIVERY OF PROSPECTUSES/PROXY MATERIALS.

       (a) The Company shall deliver (or arrange for delivery of) an appropriate Prospectus to each prospective Contract Owner describing in all material respects the terms and features of the Contract being offered. The Company also shall deliver (or arrange for delivery of) a Prospectus for each Fund that a prospective Contract Owner identifies on his or her application as an intended investment option under a Contract or to which a Schedule 1 Contract Owner allocates premium payments to or transfers Contract value. The Company shall deliver (or arrange for delivery of) such Prospectuses at the times required by applicable provisions of the 1933 Act and rules or regulations thereunder.

       (b) The Trust shall provide the Company with as many printed copies of the current 1940 Act Registration Statement, Prospectus(es), Statement of Additional Information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, as the Company may reasonably request. If requested by the Company in lieu of the foregoing printed documents, the Trust shall provide such documents in the form of camera-ready film, computer diskettes or typeset electronic document files, all as the Company may reasonably request, and provide such other assistance as is reasonably necessary in order for the Company to have any of the 1940 Act Registration Statements, Prospectus(es), Statement of Additional Information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Expenses associated with providing, printing and distributing such documents shall be allocated in accordance with SCHEDULE 5 attached to this Agreement.

    (c) The Trust or its designee will use best efforts to provide the Company 90 days notice of any change for a Series, including but not limited to, (i) fund objective changes, (ii) anticipated fund mergers/substitutions, (iii) no-action or exemptive requests from the SEC, (iv) undertakings that affect the Company's rights or obligations hereunder.

4.4. VOTING OF TRUST SHARES. To the extent required by applicable law, whenever the Trust shall have a meeting of holders of any Series or Class of Trust shares, the Company shall, to the extent required by law, (a) distribute proxy materials applicable to the Series to eligible Contract Owners, (b) solicit voting instruction from eligible Contract Owners, (c) vote the Series shares in accordance with instructions received from Contract Owners and applicable law; and (d) if required by law, vote Series shares for which no instructions have been received in the same proportion as shares of the Series for which instructions have been received. To the extent permitted by applicable law, the Company reserves the right to vote Series shares held in any Separate Account in its own right.

Except with respect to matters as to which the Company has the right under Rule 6e-2 or Rule 6e-3(T) under the 1940 Act, to vote Trust shares without regard to voting instructions from Contract Owners, neither the Company nor any of its affiliates will recommend action in connection with, or oppose or interfere with, the actions of the Trust Board to hold shareholder meetings for the purpose of obtaining approval or disapproval from shareholders (and, indirectly, from Contract Owners) of matters put before the shareholders.

As required by the conditions attaching to the SEC Order, the Company shall remain responsible for ensuring that it calculates voting instructions and votes Trust shares at shareholder meetings in a manner consistent with other Participating Investors. The Trust will promptly notify the Company of any changes to the SEC Order, the conditions attaching thereto, or to any interpretation of the Order or conditions.

The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Trust will either provide for annual meetings (except to the extent that the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b) of the 1940 Act. Further, the Trust will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

4.5. STATE INSURANCE RESTRICTIONS. The Company acknowledges and agrees that it is the responsibility of the Company to determine investment restrictions and any other restrictions, limitations or requirements under state insurance law applicable to the Accounts of the Company. The Trust or the Distributor each acknowledges and agrees that they each are responsible to determine whether any and all investment and other restrictions applicable to the Fund, Trust and Distributor comply with applicable state insurance and blue sky requirements.

4.6. INTERPRETATION OF LAW. Under no circumstances will either party or any of their affiliates (excluding Participating Investors) be held responsible or liable in any respect to any other party for any statements or representations made by them or their legal advisers concerning the applicability of any federal or state laws, regulations or other authorities to the activities contemplated by this Agreement.

4.7. DISCLOSURE. The Trust's prospectus shall state that the Statement of Additional Information for the Trust is available from either the Distributor or the Trust. The Trust hereby notifies the Company that it is appropriate to include in Contract Prospectuses, disclosure of the potential risks of mixed and shared funding.

4.8. DRAFTS OF FILINGS. As requested, the Trust and the Company shall provide to each other copies of draft versions of any Registration Statements, Prospectuses, Statements of Additional Information, periodic and other shareholder or Contract Owner reports, proxy statements, solicitations for voting instructions, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, prepared by or on behalf of either of them and that mentions the other party by name. Such drafts shall be provided to the other party sufficiently in advance of filing such materials with regulatory authorities in order to allow such other party a reasonable opportunity to review the materials.

4.9. COPIES OF FILINGS. The Trust and the Company shall provide to each other at least one complete copy of all Registration Statements, Prospectuses, Statements of Additional Information, periodic and other shareholder or Contract Owner reports, proxy statements, solicitations of voting instructions, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Trust, the Contracts or the Account, as the case may be, promptly after the filing by or on behalf of each such party of such document with the SEC or other regulatory authorities (it being understood that this provision is not intended to require the Trust to provide to the Company copies of any such documents prepared, filed or used by Participating Investors other than the Company and the Account).

4.10. REGULATORY RESPONSES. Each party shall promptly provide to all other parties copies of responses to no-action requests, notices, orders and other rulings received by such party with respect to any filing covered by Section 4.9 of this Agreement.

4.11.  COMPLAINTS AND PROCEEDINGS

       (a) The Trust and/or the Distributor shall immediately notify the Company of: (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order (but not including an order of a regulatory body exempting or approving a proposed transaction or arrangement) with respect to the Trust's Registration Statement or the Prospectus of any Series or Class;
            (ii) any request by the SEC for any amendment to the Trust's Registration Statement or the Prospectus of any Series or Class;
            (iii) the initiation of any material proceedings for that purpose or for any other purposes relating to the registration or offering of the Trust shares; or (iv) any other action or circumstances that may prevent the lawful offer or sale of Trust shares or any Class or Series in any state or jurisdiction, including, without limitation, any circumstance in which (A) such shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law or (B) such law precludes the use of such shares as an underlying investment medium for the Contracts or the Accounts. The Trust will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

       (b) The Company shall immediately notify the Trust and the Distributor of: (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order (but not including an order of a regulatory body exempting or approving a proposed transaction or arrangement) with respect to the Contracts' Registration Statement or the Contracts' Prospectus; (ii) any request by the SEC for any amendment to the Contracts' Registration Statement or Prospectus; (iii) the initiation of any material proceedings for that purpose or for any other purposes relating to the registration or offering of the Contracts; or (iv) any other action or circumstances that may prevent the lawful offer or sale of the Contracts or any class of Contracts in any state or jurisdiction, including, without limitation, any circumstance in which such Contracts are not registered, qualified and approved, and, in all material respects, issued and sold in accordance with applicable state and federal laws. The Company will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

       (c) Each party shall immediately notify the other parties when it receives notice, or otherwise becomes aware of, the commencement of any litigation or proceeding against such party or a person affiliated therewith in connection with the issuance or sale of Trust shares or the Contracts.

       (d) The Company shall provide to the Trust and the Distributor any complaints it has received from Contract Owners pertaining to the Trust or a Fund, and the Trust and Distributor shall each provide to the Company any complaints it has received from Contract Owners relating to the Contracts or the Company.

4.12. COOPERATION. Each party hereto shall cooperate with the other parties and all appropriate government authorities (including without limitation the SEC, the NASD and state securities and insurance regulators) and shall permit such authorities reasonable access to its books and records during normal business hours in connection with any examination, inquiry, or investigation by any such authority relating to this Agreement or the transactions contemplated hereby. However, such access shall not extend to attorney-client privileged information.

                                   ARTICLE V
              SALE, ADMINISTRATION AND SERVICING OF THE CONTRACTS

5.1. SALE OF THE CONTRACTS. The Company shall provide Contracts, the Contracts' and Trust's Prospectuses, Contracts' and Trust's Statements of Addition Information, and all amendments or supplements to any of the foregoing to Contract Owners and prospective Contract Owners, all in accordance with federal and state laws. Without limiting the generality of the foregoing, the Company shall: (a) enter into and enforce agreements with affiliated and unaffiliated parties to, and (b) adopt and implement distribution agreements with all registered representatives selling Contracts reasonably designed to, ensure that:

       - all persons offering or selling the Contracts are duly licensed and registered under applicable insurance and securities laws,

       - all individuals offering or selling the Contracts are duly appointed agents of the Company and are registered representatives of a NASD member broker-dealer, and

       - to the best of its actual knowledge and belief, each sale of a Contract satisfies applicable suitability requirements under insurance and securities laws and regulations, including without limitation the rules of the NASD.

5.2. ANTI-MONEY LAUNDERING. The Company shall comply with all applicable laws and regulations designed to prevent money "laundering", and if required or permitted by applicable laws or regulations, to share with the Trust information about individuals, entities, organizations and countries suspected of possible terrorist or money "laundering" activities in accordance with Section 314(b) of the USA Patriot Act. In particular, the Company agrees that it will use best efforts to:

       a) as part of processing an application for a Contract, verify the identity of applicants and, if an applicant is not a natural person, will verify the identity of prospective principal and beneficial owners submitting an application for a Contract,

       b) as part of its ongoing compliance with the USA Patriot Act, from time to time, reverify the identity of Contract Owners, including the identity of principal and beneficial owners of Contracts held by non-natural persons,

       c) as part of processing an application for a Contract, verify that no applicant, including prospective principal or beneficial Contract Owners, is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the Office of Foreign Asset Control ("OFAC") list of such persons,

       d) as part of its ongoing compliance with the USA Patriot Act, from time to time reverify that no Contract Owner, including a principal or beneficial Contract Owners, is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by OFAC list of such persons,

    e) ensure that money tendered to the Trust as payment for Trust shares did not originate with a bank lacking a physical place of business (I.E., a "shell" bank) or from a country or territory named on the list of high-risk or non-cooperating countries or jurisdictions published by the Financial Action Task Force, and

    f) if any of the foregoing cease to be true, the Trust or its agents, in compliance with the USA Patriot Act or Bank Secrecy Act, may seek authority to block transactions in Account units arising from accounts of one or more such Contract Owners with the Company or of one or more of the Company's accounts with the Trust.

The Trust and the Distributor shall comply with all applicable laws and regulations designed to prevent money "laundering", and if required by such laws or regulations, to share with the Company information about individuals, entities, organizations and countries suspected of possible terrorist or money "laundering" activities in accordance with Section 314(b) of the USA Patriot Act.

5.3. ADMINISTRATION AND SERVICING OF THE CONTRACTS. The Company shall be fully responsible for the underwriting, issuance, service and administration of the Contracts and for the administration of the Account, including, without limitation, the calculation of performance information for the Contracts, the timely payment of Contract Owner redemption requests and processing of Contract transactions, and the maintenance of a service center, such functions to be performed in all respects at a level commensurate with those standards then prevailing in the variable insurance industry. The Company shall provide to Contract Owners all Trust reports, solicitations for voting instructions including any related Trust proxy solicitation materials, and updated Trust Prospectuses as required under the federal securities laws.

5.4. CUSTOMER COMPLAINTS. The Company shall promptly address all complaints from Contract Owners and resolve such complaints consistent with high ethical standards and principles of ethical conduct in a manner comparable to the manner that the Company resolves complaints from any other contract owners.

5.5. TRUST ADVERTISING MATERIAL. Neither the Company nor any person directly or indirectly authorized by the Company (including, without limitation, underwriters, distributors, and sellers of the Contracts) shall use any piece of advertising, sales literature or other promotional material in which the Trust, the Distributor, Wells Fargo, or a sub-adviser retained by Wells Fargo to manage a Fund, is named, except with the prior written consent of the Trust or the Distributor. The Company shall furnish to the Trust or the Distributor each such piece of advertising, sales literature or other promotional material at least five (5) days prior to its use. The Trust or the Distributor shall respond to any request for written consent on a prompt and timely basis, but failure to respond shall not relieve the Company of the obligation to obtain the prior written consent of the Trust or the Distributor. After receiving the Trust's or Distributor's consent to the use of any such material, no further material changes may be made without obtaining the Trust's or Distributor's consent to such changes. The Trust or Distributor may at any time in its reasonable discretion revoke such consent, and upon notification of such revocation, the Company shall discontinue use of the material subject to such revocation. The Company shall be responsible for filing any such materials with the NASD as applicable.

5.6. CONTRACTS ADVERTISING MATERIAL. The Trust and the Distributor shall not use any piece of advertising or sales literature or other promotional material in which the Company, an Account or a Contract is named, except with the prior written consent of the Company. The Trust or the Distributor shall furnish to the Company each such piece of advertising, sales literature or other promotional material at least five (5) days prior to its use. The Company shall respond to any request for written consent on a prompt and timely basis, but failure to respond shall not relieve the Trust or the Distributor of the obligation to obtain the prior written consent of the Company. After receiving the Company's consent to the use of any such material, no further changes may be made by the Trust or Distributor without obtaining the Company's consent to such changes. The Company may at any time in its sole discretion revoke any written consent, and upon notification of such revocation, neither the Trust nor the Distributor shall use the material subject to such revocation. The Trust and the Distributor shall be responsible for filing any such materials with the NASD as applicable.

5.7. TRADE NAMES. Except as provided herein, no party shall use any other party's names, logos, trademarks or service marks, whether registered or unregistered, without the prior written consent of such other party, or after written consent therefor has been revoked. The Company shall not use in advertising, publicity or otherwise the name of the Trust, Distributor, or any of their affiliates nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Trust, Distributor, or their affiliates without the prior written consent of the Trust or the Distributor in each instance.

5.8. REPRESENTATIONS BY COMPANY. Except with the prior written consent of the Trust, the Company shall not give any information or make any representations or statements about the Trust or the Funds nor shall it authorize or allow any other person to do so except information or representations contained in the Trust's Registration Statement or the Trust's Prospectuses or in reports or proxy statements for the Trust, or in advertisements, sales literature or other promotional material approved in writing by the Trust or its designee in accordance with this Article V, or in published reports or statements of the Trust in the public domain.

The Company agrees to ensure that advertisements, sales literature or other promotional material for the Contracts prepared by the Company or its affiliates will be consistent with applicable laws, rules, and regulations of any regulatory agency or self-regulatory agency that applies to the Contracts or to the sale of the Contracts, including, but not limited to, NASD Conduct Rule 2210 and IM-2210-1, IM-2210-2 and IM-2210-3 thereunder.

The Company has adopted and implemented, or shall adopt and implement, written compliance procedures reasonably designed to ensure that information concerning the Trust, the Distributor, or any of their affiliates which is intended for use by brokers or agents selling the Contracts (I.E., information that is not intended for distribution to Contract Owners or prospective Contract Owners) is so used, and neither the Trust, the Distributor, nor any of their affiliates shall be liable for any losses, damages, or expenses relating to the improper use of such broker only materials by agents of the Company or its affiliates who are unaffiliated with the

Trust or the Distributor. The parties hereto agree that this Section 5.8 is not intended to designate nor otherwise imply that the Company is an underwriter or distributor of the Trust's shares.

5.9. REPRESENTATIONS BY TRUST. Except with the prior written consent of the Company, the Trust shall not give any information or make any representations on behalf of the Company or concerning the Company, the Accounts or the Contracts other than the information or representations contained in the appropriate Contract Registration Statement or Contract Prospectus or in published reports of the company or the Accounts which are in the public domain or in advertisements, sales literature or other promotional material approved in writing by the Company in accordance with this Article V.

The Trust agrees to ensure that advertisements, sales literature or other promotional material for the Trust prepared by the Distributor or its affiliates in connection with the sale of the Contracts will be consistent with every law, rule, and Regulation of any regulatory agency or self regulatory agency that applies to the Trust or to the sale of Trust shares, including, but not limited to, NASD Conduct Rule 2210 and IM-2210-1, IM-2210-2 and IM-2210-3 thereunder.

The Trust or the Distributor shall mark information produced by or on behalf of the Trust which is intended for use by brokers or agents selling the Contracts (I.E., information that is not intended for distribution to Contract Owners or prospective Contract Owners) "FOR BROKER USE ONLY," and neither the Company nor any of its affiliates shall be liable for any losses, damages, or expenses arising on account of the use by brokers of such information with third parties in the event that is not so marked.

5.10. ADVERTISING. For purposes of this Article V, the phrase "advertising, sales literature or other promotional material" includes, but is not limited to, any material constituting sales literature or advertising under the NASD Conduct rules, the 1940 Act or the 1933 Act. Such material includes, without limitation, the following materials for prospective Contract Owners, existing Contract Owners, wholesalers and other broker-dealers, rating or raking agencies, or the press: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, websites, or other public media); and, sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, electronic mail, or published article).

                                   ARTICLE VI
                              COMPLIANCE WITH CODE

6.1. SECTION 817(H). The Trust will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and regulations thereunder. Without limiting the scope of the foregoing, the Trust shall ensure that each Fund will comply with Section 817(h) of the Code and Treasury Regulation 1.817-5 thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications to such Section and Regulation or successors thereto. The Trust shall immediately notify the Company immediately upon having a reasonable basis for believing that a fund has failed to so comply or that it might not comply in the future.

6.2. SUBCHAPTER M. The Trust shall maintain the qualification of each Fund as a regulated investment company (under Subchapter M or any successor or similar provision), and the Trust shall notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

6.3. CONTRACTS. The Company shall ensure that at the time each Contract is issued it is treated as a life insurance, endowment, or annuity contract under applicable provisions of the Code, and that as long as the Accounts hold shares of the Trust the Company shall use best efforts to maintain such treatment for each outstanding Contract. The Company shall notify the Trust and the Distributor immediately upon having any basis for believing that the Contracts will not be treated as life insurance, endowment, or annuity contracts under applicable provisions of the Code.

6.4. REGULATION 1.817-5(F). The Company shall use best efforts to ensure that no Fund fails to remain eligible for "look-through" treatment under Treasury Regulation 1.817-5(f) by reason of a current or future failure of the Company, the Accounts or the Contracts to comply with any applicable requirements of the Code or Treasury Regulations. The Company shall notify the Trust and the Distributor immediately upon having any basis for believing that the failure of the Company, the Accounts or the Contracts to comply with any applicable requirements of the Code or Treasury Regulations could render a Fund ineligible, or jeopardize a Fund's eligibility, for "look-through" treatment under Treasury Regulation 1.817-5(f). In the event of such a failure, the Company shall take all necessary steps to cure any such failure, including, if necessary, obtaining a waiver or closing agreement with respect to such failure from the U.S. Internal Revenue Service at the Company's expense.

6.5. MODIFIED ENDOWMENT CONTRACTS. The Company shall ensure that any Prospectus offering a variable life insurance Contract in circumstances where it is reasonably probable that such Contract would be a "modified endowment contract," as that term is defined in Section 7702A of the Internal Revenue Code, will identify such Contract as a modified endowment contract.

                                  ARTICLE VII
                                    EXPENSES

7.1. EXPENSES. All expenses incident to each party's performance under this Agreement (including expenses expressly assumed by such party pursuant to this Agreement) shall be paid by such party to the extent permitted by law or as specified in Schedule 5.

7.2. TRUST EXPENSES. To the extent not inconsistent with Schedule 5, expenses incident to the Trust's performance of its duties and obligations under this Agreement include, but are not limited to, the costs of:

       (a) registration and qualification of the Trust shares under the federal securities laws;

       (b) preparation and filing with the SEC of the Trust's Prospectuses, Trust's Statement of Additional Information, Trust's Registration Statement, Trust proxy materials and shareholder reports, and preparation of a "camera-ready" copy of the foregoing;

       (c) preparation of all statements and notices required by any federal or state securities law;

       (d) printing of all proxy materials, shareholder reports, prospectuses and other documents required to be provided by the Trust to its existing shareholders, and providing sufficient copies of the same to the Company for distribution to Contract Owners currently invested in the Trust; provided, however, that if the Company prints copies of the Trust's prospectuses (or portions thereof) as part of a larger document containing prospectuses of other investment companies, the Trust shall bear the expense only of its share of the cost of printing the document (for this purpose, the Trust's share shall be the percentage of the total cost of the document represented by the ratio that the number of pages of the Trust's prospectus bears to the total number of pages);

       (e)  all taxes on the issuance or transfer of Trust shares;

       (f) payment of all applicable fees relating to the Trust, including, without limitation, all fees due under Rule 24f-2 in connection with sales of Trust shares to qualified retirement plans, custodial, auditing, transfer agent and advisory fees, fees for insurance coverage and Trustees' fees; and

       (g) any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act.

7.3. COMPANY EXPENSES. To the extent not inconsistent with Schedule 5, expenses incident to the Company's performance of its duties and obligations under this Agreement include, but are not limited to, the costs of:

       (a) registration and qualification of the Contracts under the federal securities laws;

       (b) preparation and filing with the SEC of the Contracts' Prospectus and Contracts' Registration Statement;

       (c) the sale, marketing and distribution of the Contracts, including printing and dissemination of Contract Prospectuses to current and prospective Contract Owners and of the Trust's Prospectuses to prospective Contract Owners as well as compensation for Contract sales;

       (d) administration of the Contracts;

       (e) solicitation of voting instructions, including distribution of Trust proxy materials to Contract Owners;

       (f) payment of all applicable fees relating to Accounts and the Contracts, including, without limitation, all fees due under Rule 24f-2;

       (g) preparation, printing and dissemination of all statements and notices to Contract Owners required by any federal or state insurance law other than those paid for by the Trust; and

       (h) preparation, printing and dissemination of all marketing materials for the Contracts and Trust except where other arrangements are made in advance.

7.4 OTHER EXPENSES AND PAYMENTS. Except as provided herein, the Trust and the Distributor shall pay no fee or other compensation to the Company under this Agreement. Each party, however, shall, in accordance with the allocation of expenses specified in this Agreement, reimburse other parties for expenses initially paid by one party, but allocated to another party. In addition, nothing herein shall prevent the parties from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust, the Distributor, the Company or the Accounts. Notwithstanding the foregoing, pursuant to the distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, and as contemplated by Section 3.2(j) of this Agreement, the Trust or any Series or Class thereof may pay the Distributor and the Distributor may pay the principal underwriter or distributor of one or more classes of Contracts for activities primarily intended to result in the sale of Contracts or of Trust shares the Accounts through which such Contracts are issued. Likewise, if the Trust or any Series or Class adopts and implements a shareholder service plan pursuant to Rule 12b-1 under the 1940 Act, or otherwise, then the Trust or the appropriate Series or Class shall pay the Distributor and the Distributor shall pay the principal underwriter or distributor of one or more classes of Contracts, or the Company, for activities related to personal service and/or maintenance of Contract Owner accounts, as permitted by such Plan.

                                  ARTICLE VIII
                              POTENTIAL CONFLICTS

8.1. SEC ORDER. The parties to this Agreement acknowledge that the Trust has obtained the SEC Order granting exemptions from various provisions of the 1940 Act and the rules thereunder to Participant Accounts supporting variable life insurance policies to the extent necessary to permit them to hold Trust shares when Trust shares also are sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and other Qualified Persons (as defined in
Section 2.8 hereof). The SEC Order is conditioned upon the Trust and each Participating Insurance Company complying with conditions and undertakings substantially as provided in this Article VIII. The Trust will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings on that company as are imposed on the Company pursuant to this Article VIII.

8.2. COMPANY MONITORING REQUIREMENTS. The Company will monitor its operations and those of the Trust for the purpose of identifying any material irreconcilable conflicts or potential material irreconcilable conflicts between or among the interests of Participating Plans, Product Owners of variable life insurance policies and Product Owners of variable annuity contracts.

8.3. COMPANY REPORTING REQUIREMENTS. The Company shall report any conflicts, actual or potential conflicts to the Trust Board and will provide the Trust Board, at least annually, with all information reasonably necessary for the Trust Board to consider any issues raised by such existing or potential conflicts or by the conditions and undertakings required by the Exemptive Order. The Company also shall reasonably assist the Trust Board in carrying out its obligations including, but not limited to: (a) informing the Trust Board whenever it disregards Contract Owner voting instructions with respect to variable life insurance policies, and (b) providing such other information and reports as the Trust Board may reasonably request at the sole cost and expense of the Trust. The Company will carry out these obligations only with respect to the interests of Contract Owners.

8.4. TRUST BOARD MONITORING AND DETERMINATION. The Trust Board shall monitor the Trust for the existence of any material irreconcilable conflicts between or among the interests of Participating Plans, Product Owners of variable life insurance policies and Product Owners of variable annuity contracts and determine what action, if any, should be taken in response to those conflicts. A majority vote of Trustees who are not interested persons of the Trust as defined in the 1940 Act (the "disinterested trustees") shall represent a conclusive determination as to the existence of a material irreconcilable conflict between or among the interests of Product Owners and Participating Plans and as to whether any proposed action adequately remedies any material irreconcilable conflict. The Trust Board shall give prompt written notice to the Company and Participating Plan of any such determination. Minutes of the meetings of the Trust Board, or other appropriate records of the Trust, shall record all reports received by the Board regarding such conflicts and all actions taken by the Board in response.

8.5. UNDERTAKING TO RESOLVE CONFLICT. In the event that a material irreconcilable conflict of interest arises between Product Owners of variable life insurance policies or Product Owners of variable annuity contracts and Participating Plans, the Company will, at its own expense, take whatever action is necessary to remedy such conflict as it adversely affects Contract Owners up to and including withdrawing assets from the Trust attributable to reserves for the Contracts subject to the conflict and reinvesting such assets in a different investment medium (including another Fund) or submitting the question of whether such withdrawal should be implemented to a vote of all affected Contract Owners, and, as appropriate, segregating the assets supporting the Contracts of any group of such owners that votes in favor of such withdrawal, or offering to such owners the option of making such a change. The Company will carry out the responsibility to take the foregoing action with a view only to the interests of Contract Owners.

8.6. WITHDRAWAL. If a material irreconcilable conflict arises because of the Company's decision to disregard the voting instructions of Contract Owners of variable life insurance policies and that decision represents a minority position or would preclude a majority vote at any Fund shareholder meeting, then, if Trust Board so requests, the Company will redeem the shares of the Trust to which the disregarded voting instructions relate and terminate this Agreement with respect to the Account through which such Contracts were issued. No charge or penalty, however, will be imposed in connection with such a redemption.

8.7. EXPENSES ASSOCIATED WITH REMEDIAL ACTION. The Company shall not be required by this Article VIII to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract Owners materially adversely affected by the irreconcilable material conflict.

8.8. SUCCESSOR RULES. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provisions of the 1940 Act or the rules promulgated thereunder with respect to mixed and shared funding on terms and conditions materially different from those contained in the SEC Order, then (a) the Trust and/or the Company, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, or Rule 6e-3, as adopted, as applicable, to the extent such rules are applicable, and (b) Sections 8.2 through 8.7 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                                   ARTICLE IX
                                INDEMNIFICATION

9.1. INDEMNIFICATION BY THE COMPANY. The Company hereby agrees to, and shall, indemnify and hold harmless the Trust, the Distributor and each person who controls or is affiliated with the Trust or the Distributor within the meaning of such terms under the 1933 Act or 1940 Act (but not any Participating Insurance Companies or Qualified Persons) and any officer, trustee, partner, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any reasonable investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities:

       (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Contracts Registration Statement, Contracts Prospectus, sales literature or other promotional material for the Contracts or the Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Trust or the Distributor for use in the Contracts Registration Statement, Contracts Prospectus or in the Contracts or sales literature or promotional material for the Contracts (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

       (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement, any Prospectus for Series or Classes or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or the omission to state therein a material fact required to be stated therein or necessary to make, if such statement or omission was made in reliance upon and in conformity with information furnished to the Trust or Distributor in writhing by or on behalf of the Company; or

       (c) arise out of or are based upon statements or representations by or on behalf of the Company (other than statements or representations contained in the Trust Registration Statement, Trust Prospectus, or advertisements, sales literature or other promotional material of the Trust not prepared or supplied by the Company or persons under its control) or any wrongful conduct of, or violation of federal or state law by, the Company or persons under its control or subject to its authorization, including without limitation, any broker-dealers or agents authorized to sell the Contracts, with respect to the sale, marketing or distribution of the Contracts or Trust shares, including, without limitation, any impermissible use of broker-only material, unsuitable or improper sales of the Contracts or unauthorized representations about the Contracts or the Trust; or

       (d) arise as a result of any failure by the Company or persons under its control (or subject to its authorization) to provide services, furnish materials or make payments as required under this Agreement; or

       (e) arise out of or result from any material breach by the Company or persons under its control (or subject to its authorization) of this Agreement; or

       (f) arise out of or result from any breach of any representation or warranty made by the Company in this Agreement hereof, any failure to transmit a request for redemption or purchase of Trust shares or payment therefor on a timely basis in accordance with the procedures set forth in Article II, or any failure to deliver a Fund's prospectus as required by Section 4.3 hereunder.

This indemnification is in addition to any liability that the Company may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

9.2. INDEMNIFICATION BY THE TRUST. The Trust hereby agrees to, and shall, indemnify and hold harmless the Company and each person who controls or is affiliated with the Company within the meaning of such terms under the 1933 Act or 1940 Act and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any reasonable investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities are related to the operations of the Trust and:

       (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Contracts Registration Statement, Contracts Prospectus, sales literature or other promotional material for the Contracts or the Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall only apply if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Trust; or

       (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement, any Prospectus for Series or Classes or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was not made in reliance upon and in conformity with information furnished to the Trust or Distributor in writing by or on behalf of the Company; or

       (c) arise out of or are based upon statements or representations by or on behalf of the Trust (other than statements or representations contained in the Trust Registration Statement, Trust Prospectus, or advertisements, sales literature or other promotional material of the Trust prepared or supplied by the Company or persons under its control) or any wrongful conduct, violation of federal or state law, the SEC Order, by the Trust

       (d) arise out of or are based upon any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto as specified in Article VI of this Agreement); or

       (e) arise out of or result from any material breach of any representation or warranty made by the Trust or Distributor under this Agreement or arise out of or result from any other material breach of this Agreement by Trust;

it being understood that in no way shall the Trust be liable to the Company with respect to any violation of insurance law, compliance with which is a responsibility of the Company under this Agreement or as to which the Company failed to inform the Trust in accordance with Section 4.4 hereof. This indemnification is in addition to any liability that the Trust may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

9.3. INDEMNIFICATION BY THE DISTRIBUTOR. The Distributor hereby agrees to, and shall, indemnify and hold harmless the Company and each person who controls or is affiliated with the Company, within the meaning of such terms under the 1933 Act or 1940 Act and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities:

       (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Trust Registration Statement, any Prospectus for Series of Classes or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company to the Trust of Distributor for use in the Trust Registration Statement, Trust Prospectus or sales literature or promotional material for the Trust (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

       (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Contracts Registration Statement, Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission or alleged statement or omission was made in reliance upon information furnished in writing by the Distributor to the Company; or

       (c) arise out of or are based upon statements or representations by or on behalf of the Distributor (other than statements or representations contained in the Contracts or in the Contract or Trust Registration Statement, Contract or Trust Prospectus, or advertisements, sales literature or other promotional material of the Contracts or Trust not prepared or supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control with respect to the sale of Trust shares or the Contracts; or

       (d) arise as a result of any failure by the Distributor or persons under its control to provide services, furnish materials or make payments as required under the terms of this Agreement; or

       (e) arise out of or result from any material breach by the Distributor or persons under its control of this Agreement;

       (f) arise out of or result from any breach of any representation or warranty made by the Distributor in this Agreement hereof.

it being understood that in no way shall the Distributor be liable to the Company with respect to any violation of insurance law, compliance with which is a responsibility of the Company under this Agreement or otherwise or as to which the Company failed to inform the Distributor in accordance with Section 4.4 hereof. This indemnification is in addition to any liability that the Distributor may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

9.4. INDEMNIFICATION PROCEDURES. After receipt by a party entitled to indemnification ("indemnified party") under this Article IX of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Article IX ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability under this Article IX, except to the extent that the omission results in failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article IX. The indemnification provisions contained in this Article IX shall survive any termination of this Agreement.

                                   ARTICLE X
                    RELATIONSHIP OF THE PARTIES; TERMINATION

10.1. RELATIONSHIP OF PARTIES. The Company is an independent contractor vis-a-vis the Trust, the Distributor, or any of their affiliates for all purposes hereunder and will have no authority to act for or represent any of them (except to the limited extent the Company acts as agent of the Trust pursuant to Section 2.3(a) of this Agreement). In addition, no officer or employee of the Company will be deemed to be an employee or agent of the Trust, Distributor, or any of their affiliates. The Company will not act as an "underwriter" or "distributor" of Trust shares, as those terms variously are used in the 1940 Act, the 1933 Act, and rules and regulations promulgated thereunder. Likewise, the Company is not a "transfer agent" of the Trust as that term is used in the 1934 Act and rules and regulations thereunder. The Company agrees to cooperate with the Trust in the Trust's efforts to comply with Rule 38a-1, including, but not limited to: adopting and implementing written compliance policies and procedures reasonably designed to prevent the Company violating the federal securities laws (as defined in the Rule) in its provision of services to the Trust pursuant to this Agreement, and providing copies of such written compliance policies and procedures to the Trust's chief compliance officer on an annual basis.

10.2. NON-EXCLUSIVITY AND NON-INTERFERENCE. The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust shares may be sold to other insurance companies and investors (subject to Section 2.8 hereof) and the cash value of the Contracts may be invested in other investment companies, provided, however, that until this Agreement is terminated pursuant to this Article X:

       (a) the Company shall promote the Trust and the Funds made available hereunder on the same basis as other mutual funds available as investment options under the Contracts;

       (b) the Company shall not, without prior notice to the Distributor (unless otherwise required by applicable law), take any action to operate the Account as a management investment company under the 1940 Act;

       (c) the Company shall not, without the prior written consent of the Distributor (unless otherwise required by applicable law), solicit, induce or encourage Contract Owners to change or modify the Trust to change the Trust's distributor or investment adviser, to transfer or withdraw Contract Values allocated to a Fund, or to exchange their Contracts for contracts not allowing for investment in the Trust; provided, however, the foregoing restriction shall not affect any decision by the Company to undertake such actions if it deems the same to be in the best interests of Contract Owners;

       (d) the Company shall not substitute shares of another investment company for shares one or more Funds without providing written notice to the Distributor at least 90 days in advance of effecting any such substitution; and

       (e) the Company shall not withdraw the Account's investment in the Trust or a Fund of the Trust except as necessary to facilitate Contract Owner requests and routine transactions in Account units.

10.3. TERMINATION OF AGREEMENT. This Agreement shall not terminate until (a) the Trust is dissolved, liquidated, or merged into another entity, or (b) as to any Fund that has been made available hereunder, no Accounts continue to invest in that Fund and the Company has confirmed in writing to the Distributor that it no longer intends to invest in such Fund. However, certain obligations of, or restrictions on, the parties to this Agreement may terminate as provided in Sections 10.4 through 10.6 and the Company may be required to redeem Trust shares pursuant to Section 10.7 or in the circumstances contemplated by Article
VIII. Article IX and Sections 5.8, 5.9 and 10.8 shall survive any termination of this Agreement.

10.4. TERMINATION OF OFFERING OF TRUST SHARES. The obligation of the Trust and the Distributor to make Trust shares available to the Company for purchase pursuant to Article II of this Agreement shall terminate at the option of the Distributor upon written notice to the Company as provided below:

       (a) upon institution of formal proceedings against the Company, or the Distributor's reasonable determination that institution of such proceedings is being considered by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Trust shares, or an expected or anticipated ruling, judgment or outcome which would, in the Distributor's reasonable judgment exercised in good faith, materially impair the Company's or Trust's ability to meet and perform the Company's or Trust's obligations and duties hereunder, such termination effective upon 15 days prior written notice;

       (b) in the event that any Schedule 1 Contract is not registered or in the event any of the Contracts are not otherwise issued or sold in accordance with applicable federal and/or state law, such termination effective immediately upon receipt of written notice;

    (c) if the Distributor shall determine, in its sole judgment exercised in good faith, that either (1) the Company shall have suffered a material adverse change in its business or financial condition or (2) the Company shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of either the Trust or the Distributor, such termination effective upon 30 days prior written notice;

    (d) if the Distributor suspends or terminates the offering of Trust shares of any Series or Class to all Participating Investors or only designated Participating Investors, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Distributor acting in good faith, suspension or termination is necessary in the best interests of the shareholders of any Series or Class (it being understood that "shareholders" for this purpose shall mean Product Owners), such notice effective immediately upon receipt of written notice, it being understood that a lack of Participating Investor interest in a Series or Class may be grounds for a suspension or termination as to such Series or Class and that a suspension or termination shall apply only to the specified Series or Class;

    (e) upon the Company's assignment of this Agreement (including, without limitation, any transfer of the Contracts or the Account to another insurance company pursuant to an assumption reinsurance agreement) unless the Trust consents thereto, such termination effective upon 30 days prior written notice;

    (f) if the Company is in material breach of any provision of this Agreement, which breach has not been cured to the satisfaction of the Trust within 10 days after written notice of such breach has been delivered to the Company, such termination effective upon expiration of such 10-day period; or

    (g) upon the determination of the Trust's Board to dissolve, liquidate or merge the Trust as contemplated by Section 10.3(i), upon termination of the Agreement pursuant to Section 10.3(ii), or upon notice from the Company pursuant to Section 10.5 or 10.6, such termination pursuant hereto to be effective upon 15 days prior written notice.

Except in the case of an option exercised under clause (b), (d) or (g), the obligations shall terminate only as to new Contracts and the Distributor shall continue to make Trust shares available to the extent necessary to permit owners of Contracts in effect on the effective date of such termination (hereinafter referred to as "Existing Contracts") to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts.

10.5. TERMINATION BY THE COMPANY OF INVESTMENT IN A FUND. The Company may elect to cease investing in a Fund, promoting a Fund as an investment option under the Contracts, or withdraw its investment or the Account's investment in a Fund, subject to compliance with applicable law, upon 120 days written notice to the Trust, or upon written notice to the Trust within 15 days of the occurrence of any of the following events (unless provided otherwise below):

       (a) if the Trust informs the Company pursuant to Section 4.4 that it will not cause such Fund to comply with investment restrictions as requested by the Company and the Trust and the Company are unable to agree upon any reasonable alternative accommodations; or

       (b) if shares in such Fund are not reasonably available to meet the requirements of the Contracts as determined by the Company (including any non-availability as a result of notice given by the Distributor pursuant to Section 10.4(d)), and the Distributor, after receiving written notice from the Company of such non-availability, fails to make available, within 10 days after receipt of such notice, a sufficient number of shares in such Fund or an alternate Fund to meet the requirements of the Contracts.

Unless otherwise specified pursuant to section 10.6, such termination shall apply only as to the affected Fund and shall not apply to any other Fund in which the Company or the Account invests.

10.6. TERMINATION BY THE COMPANY OF INVESTMENT IN A FUND. The Company may elect to cease investing in all Series or Classes of a Fund made available hereunder, promoting a Fund as an investment option under the Contracts, or withdraw its investment or an Account's investment in a Fund, subject to compliance with applicable law, upon 90 days written notice to the Trust, or upon written notice to the Trust within 15 days of the occurrence of any of the following events (unless provided otherwise below):

       (a) if shares in Funds are not reasonably available to meet the requirements of the Contracts as determined by the Company (including any non-availability as a result of notice given by the Distributor pursuant to Section 10.4(d)), and the Distributor, after receiving written notice from the Company of such non-availability, fails to make available, within 10 days after receipt of such notice, a sufficient number of shares in such Fund or an alternate Fund to meet the requirements of the Contracts; or

       (b) if a Fund fails to meet the diversification requirements specified in
           Section 817(h) of the Code and any regulations thereunder and the Trust, upon written request, fails to provide reasonable assurance that it will take action to cure or correct such failure; or

       (c) if a Fund ceases to qualify as a regulated investment company under Subchapter M of the Code, as defined therein, or any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify, and the Trust, upon written request, fails to provide reasonable assurance that it will take action to cure or correct such failure within 30 days; or

       (d)

       (e) upon institution of formal proceedings against the Trust or the Distributor (but only with regard to the Trust) by the NASD, the SEC or any state securities or insurance commission or any other regulatory body; or

       (f) if the Trust or Distributor is in material breach of a provision of this Agreement, which breach has not been cured to the satisfaction of the Company within 10 days after written notice of such breach has been delivered to the Trust or the Distributor, as the case may be.

10.7. COMPANY REQUIRED TO REDEEM. The parties understand and acknowledge that it is essential for compliance with Section 817(h) of the Code that the Contracts qualify as annuity contracts or life insurance policies, as applicable, under the Code. Accordingly, if any of the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Trust reasonably believes that any such Contracts may fail to so qualify, the Trust shall have the right to require the Company to redeem Trust shares attributable to such Contracts upon notice to the Company and the Company shall so redeem such Trust shares in order to ensure that the Trust complies with the provisions of Section 817(h) of the Code applicable to ownership of Trust shares. Notice to the Company shall specify the period of time the Company has to redeem the Trust shares or to make other arrangements satisfactory to the Trust and its counsel, such period of time to the determined with reference to the requirements of Section 817(h) of the Code. In addition, the Company may be required to redeem Trust shares pursuant to action taken or request made by the Trust Board in accordance with the SEC Order described in
Article VIII or any conditions or undertakings set forth or referenced therein, or other SEC rule, regulation or order that may be adopted after the date hereof. The Company agrees to redeem shares in the circumstances described herein and to comply with applicable terms and provisions. Also, in the event that the Distributor suspends or terminates the offering of a Series or Class pursuant to Section 10.4(d) of this Agreement, the Company, upon request by the Distributor, will cooperate in taking appropriate action to withdraw the Account's investments in the respective Fund.

10.8. CONFIDENTIALITY. The Company will keep confidential any information acquired as a result of this Agreement regarding the business and affairs of the Trust, the Distributor, and their affiliates. All parties will treat as confidential any and all "Nonpublic Personal Financial Information" and all of the other parties' information reasonably expected to be treated as confidential (collectively, "Confidential Information") and not release any Confidential Information unless (a) the other party provides written consent to do so; (b) a party is compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or
(c) permitted by applicable law. All parties (and their service providers) shall each safeguard Confidential Information as required by applicable law and provide reasonable confirmation thereof to the other upon request. As used herein, (i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial information about any prospective or then existing customer of any party including Contract Owners, customer lists, names, addresses, account numbers and any other data provided by customers to the Company in connection with the purchase or maintenance of a Contract, product or service that is not Publicly Available; and (ii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law.

                                   ARTICLE XI
                APPLICABILITY TO NEW ACCOUNTS AND NEW CONTRACTS

The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect, as appropriate, changes in or relating to the Contracts, any Series or Class, additions of new classes of Contracts to be issued by the Company and separate accounts therefor investing in the Trust. Such amendments may be made effective by each party acknowledging in writing its approval of a copy of the revised schedule. The provisions of this Agreement shall be equally applicable to each such class of Contracts, Series, Class or separate account, as applicable, effective as of the date of amendment of such class of Contracts, Series, Class or separate account, as applicable, effective as of the date of amendment of such Schedule, unless the context otherwise requires. The parties to this Agreement may amend this Agreement from time to time by written agreement signed by all of the parties.

                                  ARTICLE XII
                           NOTICE, REQUEST OR CONSENT

Any notice, request or consent to be provided pursuant to this Agreement is to be made in writing and shall be given:

If to the Trust or the Distributor:
 National Accounts
 Wells Fargo Advantage Funds
 525 Market Street, 12th Floor
 MAC A0103-123
 San Francisco, CA 94105

If to the Company or Hartford:

Assurant, Inc.,                   AND     Hartford Life & Annuity Insurance Co.
576 Bielenberg Drive                      200 Hopmeadow Street
Woodbury, MN 55125                        Simsbury, Connecticut 06070
Attn: Douglas Lowe, Vice Pres.            Attn: Alan Kreczko, Deputy General
Legal                                     Counsel

or at such other address as such party may from time to time specify in writing to the other party. Each such notice, request or consent to a party shall be sent by registered or certified United States mail with return receipt requested or by overnight delivery with a nationally recognized courier, and shall be effective upon receipt. Notices pursuant to the provisions of Article II may be sent by facsimile to the person designed in writing for such notices.

                                  ARTICLE XIII
                                 MISCELLANEOUS

13.1. INTERPRETATION. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the state of Delaware, without giving effect to the conflicts of laws provisions thereof, subject to the following rules:

       (a) This Agreement shall be subject to the provisions of the 1933 Act, 1940 Act and 1934 Act, and the rules, regulations and rulings thereunder, including the SEC Order and such other exemptions from those statutes, rules, and regulations as the SEC may grant, and the terms hereof shall be limited, interpreted and construed in accordance therewith.

       (b) The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

       (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

       (d) The rights, remedies and obligations contained in the Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

13.2. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same instrument.

13.3. NO ASSIGNMENT. Although duties of the parties under this Agreement may be delegated, neither this Agreement nor any of the rights and obligations hereunder may be assigned by the Company, the Distributor or the Trust without the prior written consent of the other parties.

13.4. DECLARATION OF TRUST. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the state of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as trustees, and is not binding upon any of the Trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Trust. No Series of the Trust shall be liable for the obligations of any other Series of the Trust.

13.5. RESPONSIBILITIES OF HARTFORD. Pursuant to the Administrative Services Agreements and other agreements among the Company and Hartford, Hartford is authorized to, and has agreed to, provide all administrative services with respect to the Accounts and Contracts for, and on behalf of, the Company. Accordingly, Hartford shall perform all obligations of the Company hereunder.

13.6. ENTIRE AGREEMENT. This Agreement contains the full and complete understanding of the parties and supersedes all prior representations, promises, statements, arrangements, warranties and understanding between the parties with respect to the subject matter hereof, whether oral or written, express or implied.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                     WELLS FARGO VARIABLE TRUST
                                     (Trust)

Date:   [ILLEGIBLE]                  By:    /s/ Karla Rabusch
                                            -----------------------------------------
                                     Name:  Karla Rabusch
                                     Title: President

                                     WELLS FARGO FUNDS DISTRIBUTORS, LLC
                                     (Distributor)

Date:                                By:    /s/ Cara Peck
                                            -----------------------------------------
                                     Name:  Cara Peck
                                     Title: President

                                     COMPANY
                                     FORTIS BENEFITS INSURANCE COMPANY
                                     For its behalf and for Separate Account D thereof

Date:   8-15-05                      By:    /s/ Douglas Lowe
                                            -----------------------------------------
                                     Name:  Douglas Lowe
                                     Title: Vice President - Law

                                     FIRST FORTIS LIFE INSURANCE COMPANY
                                     For its behalf and for Separate Account A thereof

Date:   8-15-05                      By:    /s/ Douglas Lowe
                                            -----------------------------------------
                                     Name:  Douglas Lowe
                                     Title: Vice President - Law

                                     HARTFORD
                                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Date:   8-15-05                      By:    /s/ Robert Arena
                                            -----------------------------------------
                                     Name:  Robert Arena
                                     Title: Vice President

                                     HARTFORD LIFE INSURANCE COMPANY

Date:   8-15-05                      By:    /s/ Robert Arena
                                            -----------------------------------------
                                     Name:  Robert Arena
                                     Title: Vice President

                                     WOODBURY FINANCIAL SERVICES, INC.

Date:                                By:    /s/ Richard Costello
                                            -----------------------------------------
                                     Name:  Richard Costello
                                     Title: Secretary

                                    [Remainder of Page Intentionally Left Blank]

                                   SCHEDULE 1

                       Registered Accounts of the Company
                             Investing in the Trust

Effective as of the date the Agreement was executed, the following separate accounts of the Company are subject to the Agreement:

                                               DATE ESTABLISHED
                                                      BY
                                                   BOARD OF          SEC 1940 ACT          TYPE OF PRODUCT
     INSURANCE               SEPARATE          DIRECTORS OF THE      REGISTRATION           SUPPORTED BY
      COMPANY                ACCOUNT               COMPANY              NUMBER                 ACCOUNT
---------------------------------------------------------------------------------------------------------------
 First Fortis Life      Separate Account A         10/1/93            333-20343          TD Waterhouse (FF)
 Insurance Company                                                    333-20345
  Fortis Benefits       Variable Account D         10/14/87            33-63935          TD Waterhouse (FB)
 Insurance Company                                                     33-63829
                                                                       33-73986       Wells Fargo Passage (FB)

                              Classes of Contracts
                         Supported by Separate Accounts
                              Listed on Schedule 1

Effective as of the date the Agreement was executed, the following classes of Contracts are subject to the Agreement:

                                   SEC 1933 ACT               CONTRACT FORM
      MARKETING NAME           REGISTRATION NUMBER                NUMBER                 ANNUITY OR LIFE
--------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

                     Qualified Plan Accounts of the Company
                             Investing in the Trust

Effective as of the date the Agreement was executed, the following separate accounts of the Company are subject to the Agreement:

                                              DATE ESTABLISHED BY
                                             BOARD OF DIRECTORS OF                    TYPE OF PRODUCT
          NAME OF ACCOUNT                         THE COMPANY                       SUPPORTED BY ACCOUNT
----------------------------------------------------------------------------------------------------------------

                              Classes of Contracts
                         Supported by Separate Accounts
                              Listed on Schedule 2

Effective as of the date the Agreement was executed, the following classes of Contracts are subject to the Agreement:

           MARKETING NAME                     CONTRACT FORM NUMBER                    ANNUITY OR LIFE
----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3

                   Private Placement Accounts of the Company
                             Investing in the Trust

Effectives as of the date the Agreement was executed, the following separate accounts of the Company are subject to the Agreement:

                                              DATE ESTABLISHED BY
                                             BOARD OF DIRECTORS OF                    TYPE OF PRODUCT
          NAME OF ACCOUNT                         THE COMPANY                       SUPPORTED BY ACCOUNT
----------------------------------------------------------------------------------------------------------------
Not Applicable

                              Classes of Contracts
                         Supported by Separate Accounts
                              Listed on Schedule 3

Effective as of the date the Agreement was executed, the following classes of Contracts are subject to the Agreement:

                                   SCHEDULE 4
                         Trust Share Series and Classes
                                Available Under
                            Each Class of Contracts

Effective as of the date the Agreement was executed, the following Trust Classes and Series are available under the Contracts:

CONTRACT MARKETING NAME                                            FUND/SERIES -- SHARE CLASSES
---------------------------------------------------------------------------------------------------------------
Wells Fargo Passage                                WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo Total Return Bond Fund Sub-Account)
                                                   which purchases shares of the Wells Fargo Advantage Total
                                                   Return Bond Fund of Wells Fargo Variable Trust
                                                   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo Small Cap Growth Fund Sub-Account)
                                                   which purchases shares of Wells Fargo Advantage Small Cap
                                                   Growth Fund of the Wells Fargo Variable Trust
                                                   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo Large Company Growth Fund Sub-Account)
                                                   which purchases shares of Wells Fargo Advantage Large
                                                   Company Growth Fund of the Wells Fargo Variable Trust
                                                   WELLS FARGO ADVANTAGE EQUITY INCOME FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo Equity Income Fund Sub-Account) which purchases shares of Wells Fargo Advantage Equity Income Fund of the Wells Fargo Variable Trust
                                                   WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo Asset Allocation Fund Sub-Account)
                                                   which purchases shares of Wells Fargo Advantage Asset
                                                   Allocation Fund of the Wells Fargo Variable Trust
                                                   WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo C&B Large Cap Value Fund Sub- Account)
                                                   which purchases shares of Wells Fargo Advantage C&B Large
                                                   Cap Value Fund of the Wells Fargo Variable Trust

CONTRACT MARKETING NAME                                            FUND/SERIES -- SHARE CLASSES
---------------------------------------------------------------------------------------------------------------
                                                   WELLS FARGO ADVANTAGE DISCOVERY FUND SUB-ACCOUNT (formerly
                                                   Wells Fargo Discovery Fund Sub-Account) which purchases
                                                   shares of the Wells Fargo Variable Trust Funds
                                                   WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo Large Company Core Fund Sub-Account)
                                                   which purchases shares of Wells Fargo Advantage Large
                                                   Company Core Fund of the Wells Fargo Variable Trust
                                                   WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND SUB-ACCOUNT
                                                   (formerly Wells Fargo International Core Fund Sub-Account)
                                                   which purchases shares of Wells Fargo Advantage
                                                   International Core Fund of the Wells Fargo Variable Trust
                                                   WELLS FARGO ADVANTAGE DISCOVERY FUND, a series of the Wells
                                                   Fargo Variable Trust which purchases shares of the Wells
                                                   Fargo Advantage Discovery Fund of Wells Fargo Variable Trust
                                                   (successor by merger to the The Strong Mid Cap Growth Fund
                                                   II)
T.D. Waterhouse                                    WELLS FARGO ADVANTAGE DISCOVERY FUND, a series of the Wells
                                                   Fargo Variable Trust which purchases shares of the Wells
                                                   Fargo Advantage Discovery Fund of Wells Fargo Variable Trust
                                                   (successor by merger to the The Strong Mid Cap Growth Fund
                                                   II)

                                   SCHEDULE 5
                             Allocation of Expenses

                    PAID BY THE COMPANY                                            PAID BY THE TRUST
--------------------------------------------------------------------------------------------------------------------------
Preparing and filing the Separate Account's registration      Preparing and filing the Trust's registration statement
statement
Text composition for Separate Account prospectus and          Text composition for Series prospectuses and supplements
supplements
Text alterations of Separate Account prospectus and           Text alterations of Series prospectuses and supplements
supplements
Printing Separate Account prospectuses and supplements for    Printing Series prospectus and supplements for use with
use with prospective Contract Owners;                         existing Contract Owners; or if requested by Company,
Printing Series prospectuses and supplements for use with     providing camera-ready film, computer diskettes or typeset
prospective Contract Owners                                   electronic document files of such documents and printing
                                                              such documents for use with existing Contract Owners (1)
Text composition and printing of Separate Account statement   Text composition and printing of Trust statement of
of additional information                                     additional information (1)
Mailing and distributing Separate Account prospectuses,       Mailing and distributing Series prospectuses, supplements
supplements and statement of additional information to        and statement of additional information to existing Contract
existing Contract Owners as required by applicable law;       Owners (1)
Mailing and distributing Separate Account prospectuses and    Printing, mailing and distributing Series and Separate
supplements to prospective Contract Owners;                   Account supplements and other communications related to fund
Mailing and distributing Series prospectuses and supplements  substitutions, fund closings, fund mergers and other similar
to prospective Contract Owners                                fund transactions
Text composition of any annual and semi-annual reports of     Text composition of annual and semi-annual reports of the
the Separate Account, printing, mailing, and distributing     Series: printing, mailing and distributing annual and
any annual and semi-annual reports of the Separate Account    semi-annual reports of the Series to existing Contract
                                                              Owners (1)
Text composition, printing, mailing, distributing, and        Text composition, printing, mailing, distributing, and
tabulation of proxy statements and voting instruction         tabulation of proxy statements and voting instruction
solicitation materials to Contract Owners with respect to     solicitation materials to Contract Owners with respect to
proxies sponsored by the Separate Accounts                    proxies sponsored by the Series or the Trust

------------

(1) The Company may choose to print the Series, prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents. In combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing and delivery of the combined materials shall be determined pro-rata based upon the page count of the Series, documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts.

                                  AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, effective as of this 5th day of December, 2007 by and among Hartford Life Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"); Wells Fargo Variable Trust ("Trust"); and Wells Fargo Funds Distributor, LLC ("Distributor").

RECITALS

WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated August 1, 2005, as amended (collectively, the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in REVISED SCHEDULE 1.

NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1. The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

2. Fund Prospectuses shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Trust will deliver to the Company updated shareholder reports no later than 60 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.

3. The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Company will calculate the payment contemplated and the Distributor will make such payment to the Company within 30 days upon receipt of a statement from the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

4. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

5. This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6. Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

7. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By:    [ILLEGIBLE]
       ----------------------------------
Its    Senior Vice President

WELLS FARGO VARIABLE TRUST

By:    /s/ Andrew Owen
       ----------------------------------
Its    Andrew Owen
       Assistant Secretary

WELLS FARGO FUNDS DISTRIBUTOR, LLC

By:    /s/ Randy Henze
       ----------------------------------
Its    Randy Henze
       Senior Vice President

                                   SCHEDULE 1

SEPARATE ACCOUNTS:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account Seven

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
Wells Fargo Director M
Wells Fargo Director M Outlook
Wells Fargo Leaders Series I, IR and II
Wells Fargo Leaders Outlook Series I, IR and II
Wells Fargo Director Series II and IIR
Wells Fargo Director Outlook Series II and IIR

                                  AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, effective as of this 5th day of December, 2007 by and among Hartford Life and Annuity Insurance Company for and on behalf of itself and those separate accounts listed below ("Company"); Wells Fargo Variable Trust ("Trust"); and Wells Fargo Funds Distributor, LLC ("Distributor").

RECITALS

WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated August 1, 2005, as amended (collectively, the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in REVISED SCHEDULE 1.

NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1. The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

2. Fund Prospectuses shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Trust will deliver to the Company updated shareholder reports no later than 60 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.

3. The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Company will calculate the payment contemplated and the Distributor will make such payment to the Company within 30 days upon receipt of a statement from the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

4. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

5. This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6. Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

7. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By:    /s/ [ILLEGIBLE]
       ----------------------------------
Its    Senior Vice President

WELLS FARGO VARIABLE TRUST

By:    /s/ Andrew Owen
       ----------------------------------
Its    Andrew Owen
       Assistant Secretary

WELLS FARGO FUNDS DISTRIBUTOR, LLC

By:    /s/ Randy Henze
       ----------------------------------
Its    Randy Henze
       Senior Vice President

                                   Schedule 1

SEPARATE ACCOUNTS:
Hartford Life and Annuity Insurance Company Separate Account One
Hartford Life and Annuity Insurance Company Separate Account Three Hartford Life and Annuity Insurance Company Separate Account Seven

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
Wells Fargo Director M
Wells Fargo Director M Outlook
Wells Fargo Leaders Series I, IR and II
Wells Fargo Leaders Outlook Series I, IR and II
Wells Fargo Director Series II and IIR
Wells Fargo Director Outlook Series II and IIR
Wells Fargo Director Series I and IR
Wells Fargo Director Outlook Series I and IR

                                  AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, effective as of this 5th day of December, 2007 by and among Union Security Insurance Company (formally known as Fortis Benefits Insurance Company) for and on behalf of itself and those separate accounts listed below ("Company"); Wells Fargo Variable Trust ("Trust"); and Wells Fargo Funds Distributor, LLC ("Distributor").

RECITALS

WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated August 1, 2005, as amended (collectively, the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in REVISED SCHEDULE 1.

NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1. The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

2. Fund Prospectuses shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Trust will deliver to the Company updated shareholder reports no later than 60 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.

3. The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Company will calculate the payment contemplated and the Distributor will make such payment to the Company within 30 days upon receipt of a statement from the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

4. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

5. This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6. Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

7. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

UNION SECURITY INSURANCE COMPANY
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By:    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
       ------------------------------------------------------
Its    Agent

By:    /s/ [ILLEGIBLE]
       ----------------------------------
Its    Senior Vice President

WELLS FARGO VARIABLE TRUST

By:    /s/ Andrew Owen
       ----------------------------------
Its    Andrew Owen
       Assistant Secretary

WELLS FARGO FUNDS DISTRIBUTOR, LLC

By:    /s/ Randy Henze
       ----------------------------------
Its    Randy Henze
       Senior Vice President

                                   Schedule 1

SEPARATE ACCOUNTS:
Separate Account D of Union Security Insurance Company

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
TD Waterhouse Variable Annuity
Wells Fargo Passage Variable Annuity

                                  AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, effective as of this 5th day of December 2007 by and among Union Security Life Insurance Company of New York (formally known as First Fortis Life Insurance Company) for and on behalf of itself and those separate accounts listed below ("Company"); Wells Fargo Variable Trust ("Trust"); and Wells Fargo Funds Distributor, LLC ("Distributor").

RECITALS

WHEREAS, the above captioned entities are parties to that certain Fund Participation Agreement(s) dated August 1, 2005, as amended (collectively, the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in REVISED SCHEDULE 1.

NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1. The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Company, as filed with the Securities and Exchange Commission from time to time.

2. Fund Prospectuses shall be supplied by the Distributor in final form to the Company prior to or contemporaneously with the filing thereof with the Securities and Exchange Commission; time being of the essence. The Distributor recognizes that the Company issues Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. Notwithstanding anything possibly to the contrary, neither the Company, nor its affiliates, shall be responsible for any losses, claims, damages, liabilities (including regulatory fines, penalties and other amounts paid in settlement disputes) arising in connection with any delay or non-timeliness of supplements delivered to Contract owners as a result of the failure or inability to comply with the foregoing requirements. The Trust will deliver to the Company updated shareholder reports no later than 60 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of Trust supplements to coordinate with other Company variable product supplements and to levy a surcharge for its administrative costs and expenses incurred in connection with circulating supplements that do not coincide with scheduled variable product prospectus updates.

3. The Distributor shall promptly reimburse the Company, upon the Company's request, for its costs associated with trust registration statement supplements. The Company will calculate the payment contemplated and the Distributor will make such payment to the Company within 30 days upon receipt of a statement from the Company. The Distributor agrees to use best efforts to resolve any billing discrepancy detected by the Company and remit any corrective payment upon demand.

4. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to non-binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings.

5. This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

6. Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

7. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK
On its behalf and each of their respective separate accounts named in Schedule A, as amended.

By:    HARTFORD LIFE INSURANCE COMPANY
       ----------------------------------
Its    Agent

By:    [ILLEGIBLE]
       --------------------------------------------------
Its    Senior Vice President

WELLS FARGO VARIABLE TRUST

By:    /s/ Andrew Owen
       ----------------------------------
Its    Andrew Owen
       Assistant Secretary

WELLS FARGO FUNDS DISTRIBUTOR, LLC

By:    /s/ Randy Henze
       ----------------------------------
Its    Randy Henze
       Senior Vice President

                                   SCHEDULE 1

SEPARATE ACCOUNTS:
Separate Account A of Union Security Life Insurance Company of New York

PRODUCTS FUNDED BY SEPARATE ACCOUNTS:
TD Waterhouse Variable Annuity